UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

Apex Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-207109	35-2529753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

150 S. Los Robles Ave, Ste 650,

Pasadena, CA 91101

(Address of Principal Executive Offices)

______________________________________

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 30, 2018, directors Meijuan Fu and Wong Moon Yuen resigned from the Board of Directors of Apex Resources, Inc. (the “Company”). Meijuan Fu also resigned as the Chief Financial Officer and Secretary of the Company.

Also effective, June 30, 2018, following such resignations, the remaining members of the Board appointed Bo Qian and Jeff Bodnar, who is the Chief Executive Officer of the Company, to fill the vacancies on the Board and appointed Linda Bao as the Company’s Chief Financial Officer and Secretary.

Bo Qian has been the Marketing Director of Shen Yang Sunny Shang Ye Lian Suo Qi Ye Guan Li Corporation, based in the Peoples Republic of China, since 2013.

Linda Bao has been the accountant for River Star Recycling Inc. since January 2013.

The Board now consists of three members: Xiaoya Deng, Chairwoman of the Board, Bo Qian and Jeff Bodnar.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apex Resources, Inc.

Date: July 3, 2018	By:	/s/ Jeff Bodnar
	Name:	Jeff Bodnar
	Title:	CEO

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